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                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                                                   EXHIBIT 10.31

                             FIRST AMENDMENT OF THE
                             COLLABORATION AGREEMENT

         This First Amendment (this "FIRST AMENDMENT") to the Collaboration Agreement is made and entered into as of October 16, 2002 by and between EPIMMUNE INC., having a principal place of business at 5820 Nancy Ridge Drive, San Diego, CA 92121 ("EPMN"), and GENENCOR INTERNATIONAL, INC., having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "PARTIES") agree as follows:

         WHEREAS, the Parties have entered into that certain Collaboration Agreement dated July 9, 2001 (the "COLLABORATION AGREEMENT"); and

         WHEREAS, the Parties wish to amend the Collaboration Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and EPMN do hereby mutually agree as follows:

A. With respect to funding during the Extended Term (as defined below), Section
4.1 shall be amended to add subsection (b) as follows:

4.1 (a) Funding. Subject to the terms and conditions set forth herein, during the Collaboration Term GCOR shall fund annually up to [...***...] EPMN FTE's at [...***...] for the work performed under the Work Plan. This payment is based on the [...***...] expended by EPMN in support of the Program.

     (b) Funding - Extended Term. Subject to the terms and conditions set forth herein, during the Extended Term GCOR shall fund annually between [...***...] EPMN FTE's at [...***...] for the work performed under the Work Plan. This payment is based on the [...***...] expended by EPMN in support of the Program.

B. With respect to the term of Collaboration Agreement and termination thereof, Sections 8.1 and 8.4 shall be amended to read as follows:

8.1 (a) Term. This Agreement, unless terminated sooner as provided elsewhere herein, shall expire on September 1, 2004, which term can be extended by mutual agreement of the Parties.

    (b) Extended Term. Between September 1, 2003 and September 1, 2004, GCOR may terminate this Agreement at any time, by providing three months prior written notice.

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                                              * CONFIDENTIAL TREATMENT REQUESTED

8.4 Effect of Termination by GCOR. In the event of termination by GCOR pursuant to Sections 8.1, 8.2 or 8.3, GCOR shall pay to EPMN all payments for [...***...] actually expended by EPMN as of the effective date of termination but shall have no further obligation to make payment for work that was not performed as of the effective date of termination. GCOR may as its discretion and cost, ask EPMN to continue to work on the Program for no more than [...***...] in order to wind down all research and development efforts. Upon such termination, EPMN shall promptly provide the Final Report of Section 2.7 to GCOR. In the event of such termination, the provisions of Section 10.5.3 of the License Agreement shall apply.

C. All terms and conditions of the Collaboration Agreement remain in full force and effect, as modified hereby and are hereby ratified by the parties.

D. From and after the effective date of this First Amendment to the Collaboration Agreement, the term "Agreement" shall be deemed to mean the Collaboration Agreement as hereby modified.

         IN WITNESS WHEREOF, the Parties have caused this First Amendment to the Collaboration Agreement to be executed by and through their duly authorized representatives as of the date first above written.

EPIMMUNE INC.

By: /s/ Robert J. De Vaere
    -----------------------------
    Robert J. De Vaere
    Vice President, Finance and
    Chief Financial Officer

GENENCOR INTERNATIONAL, INC.

By: /s/ Debby Jo Blank
    -----------------------------
    Debby Jo Blank

Title: Senior Vice President, Healthcare

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